Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account – G

Prospectus supplement dated December 17, 2009
to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy.  Effective October 12, 2009, the M Fund, Inc. - Turner Core Growth Fund has changed its name to the M Fund, Inc. – M Large Cap Growth Fund.